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     AMENDMENT, dated as of January 1, 2003 (the "Amendment"), to the Key
     Employees Employment Agreement, dated as of July 9, 2002, by and between, CENTRA INDUSTRIES, INC., a Delaware corporation (the "Company"), and Larry Otterstein (the "Employee").
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     The Company and the Employee entered into a Key Employees Employment
Agreement on July 9, 2002 (the "Employment Agreement"), setting forth the terms and conditions of the Employee's employment with the Company.

     Pursuant to Section 5.5 of the Employment Agreement, the Company and the Employee wish to amend the terms of the incentive compensation granted to the Employee.

     The parties hereto hereby agree as follows:

     1.   The Addendum to Section 3.2, Incentive Compensation currently states:

          "In addition the following will provided as additional compensation:
          1. Car allowance up to $650 per month.

          2. Earn out per annum to equal 2% of excess net (prior to taxes) based upon mutually agreed target with the Board of Directors.

          3. Stock options per the executive plan to equal 100,000 common shares. Normal executive compensation plan vesting policy will apply."

          The Addendum to Section 3.2, Incentive Compensation shall be deleted in its entirety and replaced as follows:

          "In addition the following will provided as additional compensation:
          1. Car allowance up to $650 per month.

          2. Earn out per annum to equal 2% of excess net (prior to taxes) based upon mutually agreed target with the Board of Directors."

     2. On and after the effectiveness of this Amendment, each reference in the Employment Agreement to "this Agreement," "hereunder," "herein," or words of like import referring to the Employment Agreement shall mean and be a reference to Employment Agreement as amended by this Amendment.

     3. Except as set forth above, the provisions of the Employment Agreement shall remain in full force and effect as originally stated therein.

     4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     CENTRA INDUSTRIES, INC.

                                     By: /s/ Larry Garriott
                                         ---------------------------------------
                                         Name:  Larry Garriott
                                         Title: Chairman


                                         /s/ Larry Otterstein
                                         ---------------------------------------
                                         Larry Otterstein